 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 17, 2013

SAN LOTUS HOLDING INC.

(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3F B302C, No. 185 Kewang Road
Longtan Township, Taoyuan County 325 Taiwan (R.O.C.)
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+866-3-4072339

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry Into A Material Definitive Agreement

On September 17, 2013, our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation (“Green Forest”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) to purchase Da Ren International Development Inc. (“Da Ren”) from its shareholders, Chang Cheng-Sung, Liao Chi-Sheng, Yu Chien-Yang, our vice president and director, and Da Chuang Business Management Consultant Co., Ltd., a Taiwan (R.O.C.) corporation (“Da Chuang”), (together, the “Da Ren Sellers”) to acquire 100 percent of the outstanding share of common stock in Da Ren in exchange for a promissory note in the amount of TWD $91,996,524 (US$3,070,645) (the “Purchase Price”). The table below details the proportion of ownership each of the Da Ren Sellers had in Da Ren.

Da Ren Sellers	Da Ren Shares	Percentage
Chang Cheng-Sung	3,000,000	41.89
Liao Chi-Sheng (1)	3,000,000	41.89
Yu Chien-Yang	550,000	7.68
Da Chuang Business Management Consultant Co., Ltd.	610,000	8.52
TOTAL	7,160,000	100.00

(1) Liao Chi-Sheng holds his Da Ren shares as a nominee of Mr. Chang Cheng-Sung, who exercises voting and investment control over the shares.

Several of our officers and directors serve as executive officers or directors in Da Chuang and Da Ren. Below are two tables detailing the relationship of our officers and directors to Da Chuang and Da Ren and their ownership interest in each.

The following table lists each of our officers and directors and details their relationship to Da Chuang and Da Ren.

	Name of Natural Person Affiliate	San Lotus Holding Inc	Green Forest Management Consulting Inc	Da Chuang Business Management Consultant Co., Ltd	Da Ren International Development Inc
1	Yu Chien Yang	Director / Vice President	Director	Director / President	Director / Chairman
2	Chen Kuan Yu	Director / Secretary	Director	Director / Chairman	Director
3	Lin Mu Chen	Director / CFO	-	-	Director
4	Chen Tseng Chih Ying	Director / CEO	-	-	-
5	Chen Li Hsing	Director / Chairman	-	Director	-
6	Yang Tai Ming	Director	-	-	-
7	Lai Wen Ching	Director	-	-	-
8	Wu Kuo Chen	Director	-	-	-
9	Lo Fun Ming	Director	-	-	-
10	Chou Shu Hui	Director	-	-	-
11	Hsiao Young Yi	Director	-	-	-
12	Teng Wei Yuan	Director	-	-	-
13	Yueh Jung Lin	Director	-	-	-
14	Luc Moc Thuy	Director	-	-	-
15	Megan J. Penick	Director	-	-	-
16	Chiang Yu Chang	-	Director / Chairman	-	-

The below table details the proportion of direct and indirect ownership each of our officers and directors has in Da Chuang and Da Ren.

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	Name of Natural Person Affiliate	Direct Ownership in Da Ren	A. Indirect Ownership - via Investment Holding (A = B x C)	B. Personal Beneficial Ownership in Da Chuang Business Management Consultant Co., Ld	C. Da Chuang's Ownership in Da Ren International Development Inc
1	Yu Chicn Vang	7.67%	1.60%	18.78%	8.52%
2	Chen Kuan Yu	-	0.64%	7.56%	8.52%
3	Lin Mu Chen	-	-	-	8.52%
4*	Chen Tseng Chih Ying	-	0.30%	3.51%	8.52%
5*	Chen Li Hsing	-	0.30%	3.51%	8.52%
6	YangTai Ming	-	0.25%	2.9%	8.52%
7	Lai Wen Ching	-	0.15%	1.76%	8.52%
8	Wn Kuo Chen	-	-	-	8.52%
9	Lo Fun Ming	-	-	-	8.52%
10	Chou Shu Hui	-	-	-	8.52%
11	Hsiao Young Yi	-	-	-	8.52%
12	Teng Wei Yuan	-	-	-	8.52%
13	Yueh Jung Lin	-	0.90%	10.53%	8.52%
14	Luc Moc Thuy	-	-	-	8.52%
15	Megan J. Pcnick	-	-	-	8.52%
16	Chiang Yu Chang	-	0.10%	1.18%	8.52%

* Chen Tseng Chih Ying and Chen Li Hsing are husband and wife. Their holdings are computed and disclosed on an aggregate basis.

Through acquiring all of the outstanding stock of Da Ren, Green Forest acquired Da Ren’s only asset, 37,273.68 square meters of land in Taichung City, Beitun District, Taiwan (R.O.C.) (the “Land”). The Land was purchased at fair market value based on the review of the Land and appraisal report (the “Appraisal Report”) prepared by an independent third party appraisal firm, Zhanmao Real Estate Appraisers Inc.

The Purchase Price was paid for through Green Forest’s issuance of a promissory note, payable to the Da Ren Sellers. Through an agreement of assignment, assumption and release (the “Assumption”), which we entered into with the Da Ren Sellers on September 17, 2013, we assumed the debt of Green Forest owed under the promissory note, thus relieving Green Forest of its obligations thereunder.

Following Green Forest’s acquisition of Da Ren, on September 17, 2013, we entered into a stock purchase agreement for the issuance of 30,706,452 shares of our common stock, par value $0.10 per share (the “Shares”), at a purchase price of $0.10 per share, to the Da Ren Sellers and their designees (the “Purchasers”) pursuant to a Regulation S stock purchase agreement (the “Subscription Agreement”). In addition to Mr. Chang Cheng-Sung, Da Ren’s majority owner, the Purchasers include (1) entities owned by some of our officers and directors and (2) an entity owned by the mother of Green Forest’s chairman, Chiang Yu-Chang, for which Mr. Chiang is the representative but for which he holds no ownership. The Shares were issued at the instruction of the Da Ren Sellers and in satisfaction of the debt owed to the Da Ren Sellers under the Promissory Note. The following table details the ownership interests certain of our officers and directors had in Da Ren through entities in which they held ownership interests and the Shares those entities received in San Lotus Holding Inc. (“San Lotus”) as a result of the Subscription Agreement. The distribution of shares to entities held by our officers and affiliates is detailed in the table below, as well as the proportion of beneficial ownership of each individual in the holding entity.

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	Name of Natural Person Affiliate	A. Beneficial Ownership in San Lotus Shares Received (A = B x C)	Holding Entity	B. Beneficial Ownership in Holding Entity	C. San Lotus Shares Received in Holding Entity
1	Yu Chien Yang	1,660,897	Da Chuang Management Consultant Co., Ltd.	18.78%	8,843,967
		3,002,804	Darkin Ltd.	49.98%	6,008,011
		3,337,734	Gold Piven Limited	100.00%	3,337,734
		667,557	Ocean Reserves Ltd.	100.00%	667,557
2	Chen Kuan Yu	643,873	Da Chuang Management Consultant Co., Ltd.	7.56%	8,516,834
		250,534	Darkin Ltd.	4.17%	6,008,011
		500,663	Allegro Equity Ltd.	75.00%	667,557
3	Lin Mu Chen	250,534	Darkin Ltd	4.17%	6,008,011
4*	Chen Tseng Chih Ying	298,941	Da Chuang Management Consultant Co., Ltd.	3.51%	8,516,834
5*	Chen Li Hsing	298,941	Da Chuang Management Consultant Co., Ltd.	3.51%	8,516,834
6	YangTai Ming	253,802	Da Chuang Management Consultant Co., Ltd	2.98%	8,516,834
7	Lai Wen Ching	149,896	Da Chuang Management Consultant Co., Ltd	1.76%	8,516,834
8	Wu Kuo Chen	-	-	-	-
9	Lo Fun Ming	-	-	-	-
10	Chou Shu Hui	-	-	-	-
11	Hsiao Young Yi	-	-	-	-
12	Teng Wei Yuan	-	-	-	-
13	Yueh Jung Lin	896,823	Da Chuang Management Consultant Co., Ltd.	10.53%	8,516,834
14	Luc Moc Thuy	-	-	-	-
15	Megan J. Penick	-	-	-	-
16	Chiang Yu Chang	100,499	Da Chuang Management Consultant Co., Ltd.	1.18%	8,516,834
		124,967	Darkin Ltd.	2.08%	6,008,011
		250,234	Yamiyo Ltd.**	100.00%	250,234

*Chen Tseng Chih-Ying and Chen Li-Hsing, our chief executive officer and president, respectively, are husband and wife. Their shares are computed and disclosed on an aggregate basis.

**Yamiyo Ltd. (“Yamiyo”) is 100 percent owned by Lin Chin Chai, mother of Green Forest’s chairman, Chiang Yu-Chiang. Mr. Chiang serves as a director for Yamiyo, but does not have beneficial ownership of Yamiyo’s holdings.

Following the issuance of the Shares, we entered into an agreement with the Da Ren Sellers noting the satisfaction of any and all obligations originally owed pursuant to the Promissory Note, thereby eliminating any and all obligations owed pursuant to the Assumption (the “Note Cancellation Agreement”).

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A description of the specific terms and conditions of the agreements related to this transaction are set forth in the Stock Purchase Agreement, attached hereto as Exhibit 10.1, the Promissory Note, attached hereto as Exhibit 10.2, the Assumption, attached hereto as Exhibit 10.3, the Note Cancellation Agreement, attached hereto as Exhibit 10.4, the Subscription Agreement, attached hereto as Exhibit 10.5, and the Appraisal Report, attached hereto as Exhibit 10.6, all of which are incorporated herein by reference.

Item 2.01          Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned acquisition is incorporated by reference into this Item 2.01.

As a result of the Stock Purchase Agreement, on September 17, 2013, Green Forest Management Consulting Inc. (“Green Forest”), our wholly-owned subsidiary, entered into and closed on a stock purchase agreement (the “Stock Purchase Agreement”) with Chang Cheng-Sung, Liao Chi-Sheng, Yu Chien-Yang and Da Chuang Business Management Consultant Co., Ltd. (together, the “Da Ren Sellers”) for the acquisition of Da Ren International Development Inc., a Taiwan (R.O.C.) land holding company (“Da Ren”).

As of the date of the Stock Purchase Agreement, Da Ren was 7.68 percent owned by Yu Chien-Yang, our vice president and director, and 8.52 percent owned Da Chuang, an entity which is partially held by our officers and directors Chen Kuan-Yu, Chen Tseng Chih-Ying, Chen Li-Hsing, Yang Tai-Ming, Lai Wen-Ching, Yueh Jung-Ling, Chiang Yu-Chang and Mr. Yu, as disclosed more fully in Item 1.01 above .

Through entry into the Stock Purchase Agreement, Green Forest acquired all of the issued and outstanding common stock of Da Ren from the Da Ren Sellers in exchange for a promissory note of TW$91,996,524 (US$3,070,645). We assumed the debt owed under the promissory note by entering into an agreement of assignment, assumption and release with Green Forest and the Da Ren Sellers.

Da Ren is a land holding company whose only asset consists of 37,273.68 square meters of undeveloped land (the “Land”) in Taichung City, Beitun District, Taiwan (R.O.C.). The Land consists of three parcels in the Darong Section, Beitun District of Taichung City. The Land is zoned as a “scenic spot” and is located on the edge of an urban community, but is immediately surrounded by agricultural and forested areas. The immediate area surrounding the Land is sparsely populated. Prior to our acquisition of Da Ren, we had the Land appraised by an independent third-party appraisal company, Zhanmao Real Estate Appraisers Firm (“Zhanmao”), to determine the Land’s fair market value. Zhanomao appraised the Land at NT$91,329,834 (US$3,070,645), based on a “normal price” and according to “common normal market” conditions in Taiwan and for land of this specific type – scenic, agricultural and forestry. Zhanmao conducted both an onsite inspection of the property and conducted comparisons of like properties, among other means of evaluating the property. We have attached the Appraisal Report hereto as Exhibit 10.6.

We have not yet determined our specific use for the land, although we intend to either use it to develop scenic, destination real estate or hold it for later resale when we need to raise funds. We have entered into non-binding letters of intent to acquire several other properties in Taiwan, all of which we have disclosed on current reports on Form 8-K which were previously filed with the Securities and Exchange Commission. Once we complete all of the immediately planned acquisitions, we will evaluate our land holdings in their entirety and develop an overall plan on how to develop and/or utilize the properties, including creating a financial plan and projection for the land’s development.

FORM 10 DISCLOSURES

As disclosed elsewhere in this report, on September 17, 2013, Green Forest Management Consulting Inc. (“Green Forest”), our wholly-owned subsidiary, acquired Da Ren International Development Inc., a Taiwan (R.O.C.) real estate holding company (“Da Ren”), allowing us to assume 100 percent ownership of Da Ren. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were immediately before the acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10, if we were to file a Form 10.

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Special Note Regarding Forward Looking Statements

This document contains forward-looking statements, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those assumptions are based. These forward-looking statements are generally identified by words such as “believes,” “project,” “expect,” “anticipate,” “estimates,” “intends,” “plan,” “may,” “will continue,” and similar expressions. Forward looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on our operations and future prospects on a consolidated basis include, but are not limited to: changes in economic conditions, regulatory changes, availability of capital, interest rates, competition and generally accepted accounting principles. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. References in this Current Report on Form 8-K to “we,” “us,” “our,” “San Lotus” and the “Company” are to San Lotus Holding Inc. and its subsidiaries on a consolidated basis, unless the context indicates otherwise.

DESCRIPTION OF BUSINESS

San Lotus Holding Inc. was incorporated in the state of Nevada on June 21, 2011 to market travel products and services to the growing “baby boomer” market, with an initial focus on the Asian market.

We are a development stage company that plans to market global travel products to the retiring baby boomer generation in the Asian markets. We are in the initial stages of opening a travel agency in Taiwan, Republic of China. On May 21, 2012, we obtained a license from the Investment Commission, Ministry of Economic Affairs, Taiwan (R.O.C.) to invest into Taiwan through our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) company. We anticipate that we will be able to obtain this approval by the fourth quarter of 2013. The challenges we anticipate in obtaining the necessary approvals to operate a travel agency in Taiwan (as well as in other countries) primarily involves meeting the statutory requirements related to capital requirements, statutory reserves and employing fit, proper and qualified management. These challenges have already been addressed by starting our business in Taiwan (as referenced in Risk Factors under government approval). We expect to begin generating revenue in Taiwan in April 2014, after we obtain the relevant licenses and approval from Taiwan’s government.

Our travel services entity in Taiwan will provide both outbound travel services for customers based in Taiwan and inbound travel services for customers based abroad and coming to Taiwan. Both the outbound and inbound services will be conducted in our Taiwan office, except the inbound services will rely in part on advertising conducted or directed outside of Taiwan.

We will not only book airplane tickets, hotels and tours, but design specialized destination-related travel services for our customers based on their specific needs and desires while they are in Taiwan. In this way, our market will consist of both those potential travelers based in Taiwan, but also anyone from any other country who might be planning a trip to Taiwan or need assistance with designing a travel itinerary once they arrive in Taiwan. We will market our products and services to the travel population in Taiwan and abroad through our website, www.sanlotusholding.com, as well as through services such as Twitter and other media outlets. In addition, we have already taken steps to begin marketing our services to the Chinese market in California through a California television station, TBWTV Inc. (“TBWTV”). We plan to use this entity for purposes of gaining access to a means of advertising our services to the California market of potential Taiwan travelers. Our vice president and secretary, Yu Chien-Yang and Chen Kuan-Yu, own TBWTV and, as a result, have knowledge of when preferred advertising slots become available and may be able to assist us in gaining preferable advertising rates, although we have no contractual guarantees on either of these issues. In addition, we have purchased three vehicles to provide transportation to our customers while they are in California, a common destination for Taiwan business travelers and tourists. We intend to use the cars, with hired drivers, to provide car service for our customers from the airport to their hotels or other desired destinations upon their arrival in California. Providing car service is an experimental project at this point as we only have three vehicles available for use. We will charge our customers an amount that will cover our expenses in providing the car and driver. In the event the service is popular and appears to benefit our services, we may add to the service in the future, at which time we would reevaluate the amount we charge for the service.

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In addition to developing our business in Taiwan, in the first quarter of 2013, we entered into non-binding letters of intent to acquire existing travel services agencies in Taipei City, Taiwan, Hong Kong, Vietnam, Vancouver, British Columbia and California. We plan to proceed in negotiating terms for these acquisitions over the course of the next several months while we simultaneously gather operational data from our module operation in Taiwan. We expect to complete the acquisitions of such travel agencies by the end of the second quarter of 2014. At the same time, we also have entered into non-binding letters of intent to acquire land in Taiwan, which land we intend to use to develop destination-related travel services. We expect to complete the acquisitions of such land and/or land holding companies by the end of the first quarter of 2014.

Despite of entering the non-binding letters of intent to acquire the travel agencies and land, we remain in the preliminary discussion with the travel agencies and the sellers of the land about the specific considerations to acquire them. Thus, to date, we are not able to estimate any specific costs in completing such acquisitions. Acquiring the travel agencies located both within and outside of Taiwan and land in Taiwan is an ongoing effort that will continue during the life of the Company. To facilitate our acquisition efforts, we will actively seeking  additional funding on favorable terms to continue our acquisition. If additional funding is not available on acceptable terms, we may not be able to implement our acquisitions and continue our operations. We plan to be funded by private placement of our equity securities  and/or mortgage our land . But, there can be no assurance we will be funded as such. Thus, there can be no assurance we will successfully complete our acquisitions of travel agencies and/or land. If we fail to complete our acquisitions of travel agencies and/or land, we may be forced to cease our operation entirely, and you may lose all your investment.

Each of these non-binding letters of intent above was disclosed to the SEC in a Current Report on Form 8-K shortly after our entry into each such non-binding letter of intent.

Regarding the development of our travel services entity in Taiwan, our plan is to build up a successful module operation in Taiwan and to gain meaningful operational data for one year before using it as a model to replicate throughout Asia. It is critically important for us to obtain credible data in terms of the following (per module main office, plus branch officers):

1.	Start-up Cost

A.	Capital requirements – estimated $100,000 upon application license – April 2014
B.	Statutory reserve -estimated $20,000 upon approval of license – April 2014
C.	Fees –estimated $1,000 upon application for license – April 2014
D.	Rent deposit –estimated $2,000 upon rental of office – April 2014
E.	Equipment, etc. –estimated $5,000 – April 2014
F.	Purchase of condominium and automobiles in California - $628,141 - June 2012
G.	Purchase of interest in A Peace World Holding Inc. - $46,500 - January 2012
2.	Operating Expenses
A.	Number of employees and salary per office - two employees at estimated $1,500 each per month for a total of $3,000 - starting in April 2014
B.	Office rent-Green Forest-$2,000 per month-starting in September 2013
C.	Office rent-Da Ren-$1,333 per month -starting in September 2013
D.	Telecommunications - $200 per month-starting in June 2012 and $700 starting in September 2012
E.	Utilities, etc. - $500 per month- starting in September 2013
F.	Advertising - estimated $5,000 for initial television advertising development - April 2014
G.	Condominium expenses -$900 per month-starting in September 2013
H.	Automobile-related expenses –$1,500- September 2013
3.	Projected Sales
A.	Dollar sales/commission per office

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B.	Breakdown of sales by product
4.	Projected Cash Flow
5.	Breakeven point and Projected Earnings

Making projections using real figures based on the module operations should lower our level of risk as we expand into other countries. While it is premature to set any definitive dates in applying for obtaining statutory approval to operate travel agencies beyond Taiwan (R.O.C.), we anticipate that after one full year of operation, we will have sufficient data to construct an expansion plan for establishing ventures beyond Taiwan.

Products and Services Offered:

•          Transportation: airlines / buses / car rentals / railways / cruises;

•          Accommodation: hotels / resorts / cruises; and

•          Packaged holidays / local tours.

Our business strategy is to generate revenue mainly through commissions or mark-ups for selling travel products. For example, for airplane tickets, for which we do not take inventory, we will receive commission revenue from the airlines as compensation for selling airplane tickets to our customers. In other words, our revenue will not come directly from the payments which the customers make to the airlines, but instead our commission revenue will be paid by the product provider (e.g. airlines) directly to our Company. The size of commission will vary from product to product, depending on how product providers (e.g. airlines) set their distribution strategy. Below is an estimate of the commission percentage we expect to be able to obtain for each type of product:

Type of Product	Estimated Commission %
Transportation	3 ~ 10%
Accommodation	3 ~ 10%
Packaged Tours	3 ~ 10%

Another type of revenue would come from mark-ups. Our mark-up revenue will be earned when we choose to take inventory on products such as hotel stays, cruise trips or tours. This type of revenue is different from commission-based revenue in that we will secure the product outright before customers purchase the product. After we purchase the product, we would then sell the product to the customer at a higher price, thereby earning the difference or mark-up as profit. The size of the mark-up will vary depending on our inventory level, market conditions and customer preference.

Below is an estimate of the mark-up percentage and the initial cost of obtaining wholesale inventory for each type of product:

Type of Product	Estimated Mark-up %	Initial Cost of Obtaining Wholesale Inventory
Transportation	5 ~ 20%	$10,000
Accommodation	10 ~ 30%	$30,000
Packaged Tours	10 ~ 20%	$10,000

We expect to incur the cost of obtaining wholesale inventory starting in the first quarter of 2014 or as soon as our license to operate a travel agency has been granted. Consequently, we will recover the cost and make a profit when inventory is turned over or sold. The profitability of our mark-up business will depend on how frequent inventory is turned.

We anticipate providing other ancillary travel services such as submitting visa applications on behalf of clients. It is our understanding that it is customary to charge a handling fee of US$5~10 for the submission of a visa application. These types of services, however, should only constitute a small part of our overall revenue.

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We plan to market our company to high-income individuals and affinity groups, such as private schools, alumni groups and wealth management organizations at banks and investment firms. Our plan to reach these target customers is through seeking lists from the affinity groups and marketing online. In terms of seeking lists from affinity groups, our strategy involves no upfront cost to our company. We will instead share the profits with the organizations that provided such lists when customers purchase travel products through our company. Our general rule of thumb is to share 50% of the profit with the affinity group. This estimate may be adjusted upward or downward depending on the size and quality of the customer list. Separately, we plan to market our company online through our company website. Currently under construction, our company website, www.sanlotusholding.com, will be a vehicle to promote our offerings to a wide audience. We plan on interacting with our retail customers primarily through our website. Our customers will be able to place their purchases via the telephone, through credit card or bank transfer payment.

Business Development

The Company seeks to develop mutually beneficial business relationships with travel product providers, such as airlines, hotels and tour operators, and will begin offering travel products to our customers. The Company will work on reaching a variety of affinity groups and reaching agreements to service their customers. The Company recently launched a website, www.sanlotusholding.com, to begin marketing our services online. We have projected our costs as a reporting company in our first year to be approximately $150,000 in legal fees and $60,000 in auditing fees, including the preparation of our 10-K filing and annual audit.

Marketing and Sales

Our initial marketing efforts will be designed to drive prospective clients to our website, www.sanlotusholding.com. We plan to use social media vehicles such as Twitter and Facebook to generate awareness of our website. We expect to engage prospective clients through promoting our website and responding to requests for information. Eventually, we expect to use broader-based email marketing to generate a much larger number of sales leads that will be followed up with a personal exchange, via email or telephone, but there is no guarantee this will be successful. We will also market to potential customers based in California through TBWTV, a Chinese language television station based in California.

We have taken the following steps in implementing our business plan:

Vendor Discussion and Supplier Agreements

We have contacted vendors to provide travel related products to our customers. Below is a summary of the number of vendors who have responded favorably to our request. We have not signed any formal supplier agreements with product vendors.

Type of Vendor	Number of Vendor
Airline	2
Bus Company	1
Cruise Company	2
Hotel	7
Resort	2
Other Travel Agency	2

Website Development

We have completed the initial version of our website, www.sanlotusholding.com, and will use this site to market our services to the general public.

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Television Advertising in California

We will begin advertising our services to potential Taiwan travelers in California through TBWTV Inc., a local California station geared toward Chinese speaking audiences, sometime in the fourth quarter of 2013. With California’s large Asian population and strong business connections with Taiwan, we believe there is potential to develop a strong customer base in California by directing potential customers to our website. As part of this effort, we have purchased a condominium unit in California so that our management and employees will be able to easily be able to travel to California to work on our television advertising campaign, as well as enable them to work with our various U.S. service providers. In addition, we purchased three vehicles that will be used to transport our management, as well as our customers, when in California.

Affinity Groups

We have used the contacts of our directors and officers in initially contacting various affinity groups. Thus far, we have had conversations with no less than five groups that have expressed interest in sharing their group list with our company. However, at this time we have not executed any of agreements with these companies. Below is a summary of the statistics we wish to reach regarding various affinity groups:

Type of Vendor	Number of Vendor
Airline	5
Bus Company	2
Cruise Company	2
Hotel	15
Resort	5
Other Travel Agency	5

We are in the process of applying for our license to operate a travel agency in Taiwan. We expect to receive approval for our business license by sometime in April 2014. Once proper licenses and approvals have been granted, we will need to take the following steps in generating revenue:

•	Formally launch online operations (in April 2014)
•	Sign formal supplier agreements with product vendors that have expressed interest previously (in April 2014)
•	Begin advertising with TBWTV (in April 2014)
•	Sign on additional product vendors (ongoing)
•	Sign profit sharing agreements with affinity groups that have expressed interest previously (completed as of the year 2012)
•	Sign on additional affinity groups (ongoing)
•	Hire office staff (in April 2014)

These steps will ensure that we have sufficient product and service offerings to attract customers, both to launch our operations and on an ongoing basis going forward.

In addition to the aforementioned steps, we are in the process of investing in and developing scenic/destination real estate sites through the acquisition of land and land holding companies. We recently acquired 37,273.68 square meters of scenic real estate in the Beitun District of Taichung City, Taiwan (R.O.C.) and we have entered into four additional non-binding letters of intent to acquire additional land in scenic and/or agricultural areas in Taiwan. We aim to complete four acquisitions by the end of the first quarter of 2014. After we have completed these acquisitions, we will evaluate all of our real estate holdings as a group and determine how we will utilize those properties to support our overall goal of developing a travel, tourism and destination real estate business. At that same time, we will evaluate and plan for the costs of developing the properties.

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We expect the destination real estate portion of our business to make up approximately half of our overall business in the future, with the other half consisting of travel agencies. By destination real estate, we mean to develop locations that will attract and support visitors for stays of one day or longer, providing outdoor activities and places of interest for visitors from both domestic locales and abroad. In addition to our destination real estate business, we are continuing to develop our travel agency in Taiwan and have entered into nine non-binding letters of intent to acquire travel agencies located outside of Taiwan in both Asia and North America. We aim to complete the acquisition of these nine travel agencies by the end of the second quarter 2014. We intend to fund all of these acquisitions through the sale of our common stock. While this will cause dilution to the existing shareholders, we do not believe this dilution will negatively affect the shareholders as the acquisitions will add significant value to the Company and will allow the Company to proceed in developing its business.

We may also from time to time invest in travel-related service providers that we believe can help us better service our customers and help them meet their travel needs. Through investing in such entities, we may be able to recoup some of our costs through maintaining small ownership interests in the entities our clients use. Furthermore, by investing in these entities, we may be able to work with them to better improve their travel offerings or related services or bring the entities up to the standard of service our customers expect. We recently made one such investment in A Peace World Holding Inc. (“APW”), a company in the early stages of developing destination real estate products and services. We expect that APW, based on its expressed business plans, will develop destination real estate that our customers will be interested in traveling to, thus enhancing the products and services we can provide to our customers. Any costs involved in offering such products and services to our customers, if there are any such costs, will be incorporated into the fees we charge our customers for our service. At this time we have no further plans for making any additional such investments and therefore have no plans of making further capital expenditures in relation to such investments.

Competition

We will be operating in two sectors – in the area of destination real estate development and travel agencies. These two sectors will complement each other as , over the long term, the travel agencies will be able to refer clients and visitors to our destination real estate sites. We will face competition from many individuals and companies that also market travel locations and products. As concerns travel destinations, we desire to utilize scenic properties that will allow for outdoor activities. Thus we must create locations that provide both activities of interest and provide convenience and amenities, while allowing visitors to enjoy the natural beauty of the area around them.

Observation tells us that the current travel industry is generally driven by the lowest cost provider. However, different segments of the market, such as the affluent segment, consider factors beyond cost when they plan vacations and travel. Ahead of cost, an affluent consumer may value factors such as convenience, comprehensive service, and luxury and/or prestige, to name a few. We believe that a successful marketing effort to reach the affluent market segment (retiring baby boomers) with the right quality of products should increase our revenue opportunity. In Taiwan, market conditions for the travel industry are similar to those of the U.S. There is a mix of large travel agencies, online service providers and small-scale local operators. However, since Taiwan is geographically much smaller than the U.S., competition is fierce.

In Taiwan, there are four types of travel agencies:

1.	Mega Agencies
A.	Lion Travel
B.	Cola Tour
C.	EZ Travel
2.	Intermediate-Small – locally or regionally owned agencies
A.	Star Travel
B.	SET Tour
3.	Independent Agencies: Usually catering to a special or niche market
A.	Royal Jet Way
B.	Perfect Travel
C.	Life Tour
4.	Airline & other types of travel consolidators
A.	China Airlines
B.	EVA Airlines
C.	American Express

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We feel at this time we would fall into the Independent Agency category and hope to create our own niche as a more customer-oriented agency or travel service provider with a reputation of going the “extra mile” wherever possible in connecting the right type of customers with the right type of products.

Concerning destination real estate sites, there are many competitors who will be vying for the business of our potential clientele. The key will be to develop attractive properties that provide the amenities and activities that visitors would enjoy. In our development plans, we are defining destination real estate as locations that will draw tourist from both domestically and abroad to visit our sites for a period of one or two days or more. So in the long term we will be developing sites that include hotels, restaurants, as well as activity and entertainment centers, among other things. Some of our competitors in the destination real estate sector in Taiwan include the following companies:

Elements Innovation Co. Ltd.

E United Group

Taiwan Land Development Inc.

EMERGING GROWTH COMPANY STATUS

We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act (the “JOBS Act”). As a result, we are permitted to rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

●	have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;

●	comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);

●	submit certain executive compensation matters to shareholder advisory votes, such as “say-on-pay” and “say-on-frequency”; and

●	disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

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We will remain an “emerging growth company” for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, which would occur if the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Where You Can Find Us

Taiwan

San Lotus Holding Inc.

3F B302C, No. 185 Kewang Road

Longtan Township, Taoyuan County 325

Taiwan (R.O.C.)

+886-3-4072339 (phone) & +886-3-4071534 (fax)

For Service of Process

3301 Spring Mountain Road, Unit 23

Las Vegas, Nevada 89102

702-776-8066 (phone) & 702-776-8809 (fax)

RISK FACTORS

Our business is subject to many factors that could materially or adversely affect our future performance and cause our actual results to differ materially from those expressed or implied by any forward-looking statements made in this document. Those risk factors are outlined below.

Risks Related to Our Business

WE MAY NEED ADDITIONAL CAPITAL TO DEVELOP OUR BUSINESS.

The development of our services will require the commitment of substantial resources of approximately $578,688 over the next 12 months to implement the next stages of our business plan. Currently, we have no established bank-financing arrangements. Therefore, it is likely we would need to seek additional financing through subsequent future private offerings of our equity securities. We have no current plans for additional financing. As of November 8, 2013, we had $74,700 cash in the bank, $126 cash held by our wholly-owned Taiwan (R.O.C.) subsidiary, Green Forest Management Consulting Inc. and $12,256 cash in held by our wholly-owned Taiwan (R.O.C.) subsidiary Da Ren International Development Inc., for purposes of building our travel services business in Taiwan. We expect the remainder of the needed funds to come in the form of loans from our president and founder, Chen Li Hsing.

We cannot give you any assurance that any additional financing will be available to us or, if available, will be on terms favorable to us. The sale of additional equity securities will result in dilution to our stockholders. The occurrence of indebtedness would result in increased debt service obligations and could require us to agree to operating and financing covenants that would restrict our operations. If adequate additional financing is not available on acceptable terms, we may not be able to implement our business development plans or continue our business operations. We believe the only source of funds that would be realistic at this stage of our operation is through a loan from our president and the sale of equity capital. At this time we have no guarantee or written loan agreement with our president, just a verbal agreement. Now that our stock is quoted on the OTCBB, we may have the opportunity to participate in the equity markets and raise the necessary capital through the sale of our stock. There is no assurance, however, that we will be able to raise capital through the sale of our stock.

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WE HAVE A LIMITED OPERATING HISTORY AND FACE MANY OF THE RISKS AND DIFFICULTIES FREQUENTLY ENCOUNTERED BY DEVELOPMENT STAGE COMPANIES.

We are a development stage company and, to date, our development efforts have been focused primarily on the development and marketing of our business model and website. We have a limited operating history for investors to evaluate the potential of our business development. We have not yet built our customer base or our brand name and it is possible we never will. In addition, we face many of the risks and difficulties inherent in gaining market share as a new company.

Our operations to date have been devoted primarily to start-up and development activities, which include:

1. formation of the Company;

2. development of our business plan;

3. evaluating various travel destinations;

4. researching marketing channels and strategies;

5. developing our web site: www.sanlotusholding.com; and

6. acquiring land for potential destination real estate development.

Our future will depend on our ability to bring our service to the marketplace, which requires careful planning, without incurring unnecessary cost and expense.

GOVERNMENT REGULATIONS MAY NEGATIVELY AFFECT OUR BUSINESS AND DEVELOPMENT OPPORTUNITIES.

With the addition of land and land development projects in Taiwan, we will be subject to additional governmental regulations that may limit our operations or create delays as we may be required to obtain additional permits and governmental consent to our development projects and/or land usage. Any additional requirements for permits or regulations that need to be complied with may cause us to incur additional expense.

WE WILL BE SUBJECT TO ENVIRONMENTAL LAWS AND THE COST OF COMPLIANCE COULD ADVERSELY AFFECT OUR BUSINESS.

With the ownership of land, we will be subject to various environmental laws. Compliance with these laws may cause us to incur additional expense or delay in our land development projects.

DUE TO OUR REAL ESTATE DEVELPOPMENT PLANS, WE WILL FACE FIXED COSTS DUE TO PROPERTY TAX AND PROPERTY INSURANCE REQRUIREMENTS.

Our business strategy concerning our real estate development business involves high fixed costs, including property taxes and insurance costs, which we may be unable to adjust in a timely manner in response to any reduction in our revenues. The land we have acquired is uninsured at present and has a yearly property tax of NT$39,646 (US$1,300). We will need to insure the property in the future and we will be able to better estimate insurance costs as we determine how we are going to utilize the property, which we intend to do following the completion of additional land and land holding company acquisitions, which we expect to complete sometime in the first quarter of 2014.

OUR REAL ESTATE DEVELOPMENT EFFORTS MAY BE DELAYED OR UNSUCCESSFUL IN THE EVENT WE ARE UNABLE TO RAISE ADDITIONAL FUNDS.

The real estate development industry is capital intensive, and real estate development requires significant up-front expenditures to develop land and begin construction. Accordingly, we will require substantial expenditures to finance our land development activities. Although we believe that internally generated funds will be sufficient to fund our capital and other expenditures, the amounts available from such sources will not be adequate to meet funding requirements for our planned development and construction activities. We do not yet know how much the real estate development portion of our business will cost as we have just begun the process of acquiring land that we will use for development. Once we have acquired the lands for which we have entered into non-binding letters of intent for acquisition, we will evaluate our development plans and further determine how much we expect the land development to cost. We will likely need to seek additional capital in the form of sales of our equity securities to meet these funding needs. Our failure to obtain sufficient capital to fund our planned expenditures could have a material adverse effect on our business and operations and our results of operations in future periods.

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AVAILABILITY OF the Internet makeS it much easier for individuals to plan the details of their own trips.

The availability of the Internet makes it much easier for affluent individuals and others to plan the details of their own trips, thereby eliminating the fees we hope to collect. Such self-managed trips may have caused many travel agencies to go out of business in recent years and may continue to cause travel agencies to go out of business.

IF WE ARE NOT ABLE TO LOCATE TRAVELERS WILLING TO PAY FOR TRAVEL SERVICES WE MAY HAVE TO CEASE OPERATIONS.

The travel industry in general is ruled by those who can provide service at the lowest price. The Company aims to reach travelers who are willing and able to pay for travel design services and it may be difficult to find these travelers in numbers large enough to make our business model work well enough to attain profitability. If we are unable to locate travelers willing to pay for our travel services we may not be able to continue our business operations.

UNCERTAINTY AND ADVERSE CHANGES IN THE GENERAL ECONOMIC CONDITIONS OF THE MARKETS IN WHICH WE WILL PARTICIPATE MAY NEGATIVELY AFFECT OUR BUSINESS.

Current and future conditions in the economy have an inherent degree of uncertainty. It is even more difficult to estimate growth or contraction in various parts, sectors and regions of the economy, including the markets in which we will participate. As a result, it is difficult to estimate the level of growth or contraction for the economy as a whole. Adverse changes may occur as a result of soft global economic conditions, rising oil prices, wavering consumer confidence, unemployment, declines in stock markets, contraction of credit availability, or other factors affecting economic conditions in general. These changes may negatively affect our sales and/or increase our exposure to losses. These possible changes may also affect the ability for a start-up company like us to raise sufficient capital in the U.S. equity market.

OUR OFFICERS AND DIRECTORS CONTROL 41.80 PERCENT OF THE COMPANY GIVING THEM SIGNIFICANT VOTING POWER AND MAY TAKE ACTIONS THAT MAY NOT BE IN THE BEST INTEREST OF ALL OTHER STOCKHOLDERS.

Of our officers and directors, our president and chief executive officer, Mr. Chen Li-Hsing and Ms. Chen Tseng Chih-Ying (husband and wife), control approximately 2.00 percent of our current outstanding shares of voting common stock, our vice president and director, Mr. Yu Chien-Yang, controls 15.50 percent of our current outstanding shares of voting common stock, our corporate secretary, Mr. Chen Kuan-Yu, controls 24.43 percent of our current outstanding shares of voting common stock, and Ms. Lin Mu-Chen controls .03 percent of our current outstanding shares of voting common stock. Because our officers and directors together hold 41.80 percent of our common stock, they may be able to exert significant control over our management and affairs requiring stockholder approval, including approval of significant corporate transactions. They may also be able to determine their compensation.

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WE MAY INCUR SIGNIFICANT COSTS TO BE A PUBLIC COMPANY AND TO ENSURE COMPLIANCE WITH U.S. CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS AND WE MAY NOT BE ABLE TO ABSORB SUCH COSTS.

We may incur significant costs associated with our public company reporting requirements, costs associated with applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. While we do not presently have D&O insurance for our officers and directors, we intend to acquire D&O insurance in the future. We are estimating our annual costs for being a publicly reporting company to be approximately $160,000 range for the next few years. In addition, we may not be able to absorb these costs of being a public company, which will negatively affect our business operations.

THE LACK OF PUBLIC COMPANY EXPERIENCE OF OUR MANAGEMENT TEAM COULD ADVERSELY IMPACT OUR ABILITY TO COMPLY WITH THE REPORTING REQUIREMENTS OF U.S. SECURITIES LAWS.

Our management team lacks public company experience, which could impair our ability to comply with legal and regulatory requirements, such as those imposed by the Sarbanes-Oxley Act of 2002. Our senior management has never had responsibility for managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may not be able to implement programs and policies in an effective and timely manner that adequately respond to such increased legal, regulatory compliance and reporting requirements, including establishing and maintaining internal controls over financial reporting. Any such deficiencies, weaknesses or lack of compliance could have a materially adverse effect on our ability to comply with the reporting requirements of the Securities Exchange Act of 1934, which is necessary to maintain our public company status. If we fail to fulfill those obligations, our ability to continue as a U.S. public company would be in jeopardy in which event you could lose your entire investment in our company.

OUR OFFICERS AND DIRECTORS HAVE THE ABILITY TO DETERMINE THEIR SALARY AND PERQUISITES WHICH MAY CAUSE US TO HAVE A LACK OF FUNDS AVAILABLE FOR NET INCOME.

Because our officers and directors have the discretion to determine their salary and perquisites we may have no net income. If our officers determine that their salaries are at a level above our potential earnings the company may not have funds available.

AS A SMALLER TRAVEL COMPANY WITH REPORTING OBLIGATIONS, AND AS THE TRAEL INDUSTRY HAS LOW BARRIERS TO ENTRY, WE MAY BE AT A COMPETITIVE DISADVANTAGE TO OTHER TRAVEL COMPANIES.

Because the travel market is competitive, is driven in part by costs and consists mostly of private companies that do not have public reporting obligations, our reporting obligations may put us at a competitive disadvantage. The travel industry has low barriers to entry. In addition, we face additional expenses that a private travel company does not have such as PCAOB auditor fees, EDGAR filing fees and legal fees related to our SEC reporting obligations. Other non-public travel companies do not incur these costs. We are at a competitive disadvantage to our competitors because of this.

OUR OFFICERS CURRENTLY WORK AS PART-TIME TRAVEL AGENTS WHICH MAY POTENTIALLY LEAD TO A CONFLICT OF INTEREST.

Our officers currently serve as part-time travel agents and this may lead to a conflict of interest and potentially lead to a loss of business opportunities.  Our officers’ current part-time employment may divert potential clients and business opportunities for the Company to their other businesses. This may have an adverse consequence on our potential revenues. Our officers may be unable to spend adequate time developing the Company’s business because of their current part-time status with the Company. Currently they each work 15-20 hours per week for the Company.

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We will need government approval to operate travel agencies in the countries where we PLAN to have operations.

We will need government approval to operate travel agencies in the countries where we have operations. For example, in Taiwan (Republic of China), we need to obtain the approval of the Tourism Bureau under the Ministry of Transportation and Communications. Accordingly, we will have to comply with the relevant laws regulating our activities. At this time, we have obtained consent from the Ministry of Commerce of Taiwan (R.O.C.) to directly invest into Taiwan through our wholly owned subsidiary, Green Forest Management Consulting Inc., but we have not yet received permission to operate a travel agency. There are a number of requirements we will need to meet under the laws of Taiwan in obtaining and maintaining a license to operate a travel agency. The more pertinent requirements include (1) meeting capital base requirements by type of travel agency, (2) maintenance of statutory deposit/reserve by type of travel agency and number of branches, and (3) qualification of management personnel, among others.

Our company has enough capital to meet the capital and statutory reserve requirements for operating a travel agency in Taiwan after taking into account the costs of our business plan and cost of operations. As an example, to be a type B travel agency in Taiwan, the minimum capital requirement is equivalent to $100,000, with a required statutory reserve of $20,000 for the main office and $5,000 per branch office. A type B travel agency is one that is permitted to carry out the following travel-related business:

•	to sell transportation tickets on behalf of vendors;
•	to purchase transportation tickets on behalf of customers;
•	to arrange travel, accommodation, transportation and other travel related services for customers;
•	to promote travel tours to domestic customers on behalf of other travel agencies;
•	to design domestic travel plans;
•	to provide travel related consulting services; and
•	to operate any other travel related business permitted by the regulatory body.

We intend to apply for and operate as a type B travel agency. We have no plans to operate as any other type of travel agency in Taiwan. These activities combined allow us to market the global travel products referred to throughout the prospectus.

A summary of the legal requirements for the qualifications of management personnel are listed below. Qualified persons are those who fulfill any one of the following requirements:

1.	a college degree holder with a minimum of two years of experience as the principal officer of another travel agency;
2.	a college degree holder with a minimum of three years of management experience in the travel industry;
3.	a college degree holder with a minimum of four years of experience in the travel industry or a minimum of six years of experience as a tour guide; or
4.	a minimum of ten years of experience working in the travel industry.

Both our President and Chief Executive Officer have college degrees and extensive experience in the travel industry (five years and fifteen years in management positions, respectively), thus qualifying them for fulfilling the legal requirements in holding management positions in a travel agency in Taiwan.

Risk Related To Our Capital Stock

WE ARE AN “EMERGING GROWTH COMPANY” AND ANY DECISION ON OUR PART TO COMPLY ONLY WITH CERTAIN REDUCED DISCLOSURE REQUIREMENTS APPLICABLE TO “EMERGING GROWTH COMPANIES” COULD MAKE OUR COMMON STOCK LESS ATTRACTIVE TO INVESTORS.

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We are an “emerging growth company,” as defined in the Jumpstart Our Startup Businesses Act (the “JOBS Act”), and, for as long as we continue to be an “emerging growth company,” we have elected to take advantage of exemptions from various reporting requirements applicable to other public companies but not to “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We could be an “emerging growth company” for up to five years or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), for complying with new or revised accounting standards. In other words, because we are an “emerging growth company,” we can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.

BECAUSE WE HAVE ELECTED TO DEFER COMPLIANCE WITH NEW OR REVISED ACCOUNTING STANDARDS, OUR FINANCIAL STATEMENT DISCLOSURE MAY NOT BE COMPARABLE TO SIMILAR COMPANIES.

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. This allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. Because of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

OUR STATUS AS AN “EMERGING GROWTH COMPANY” UNDER THE JOBS ACT OF 2012 MAY MAKE IT MORE DIFFICULT TO RAISE CAPITAL AS AND WHEN WE NEED IT.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company,” and because of the extended transition period emerging growth companies are allowed for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it.  Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry.  If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

BECAUSE WE WERE A “SHELL COMPANY” CERTAIN INVESTORS IN OUR COMPANY WILL NOT BE ABLE TO UTILIZE RULE 144 TO SELL THEIR SHARES UNTIL AT LEAST ONE YEAR AFTER WE CEASE TO BE A SHELL COMPANY.

The Shares issued to investors in the Company cannot be sold pursuant to Rule 144 promulgated under the Securities Act until one year after the Company ceases to be a shell company. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted securities shares for at least six months, including persons who may be deemed “affiliates” of the Company, as the term is defined under the Securities Act, would be entitled to sell within any three month period a number of shares that does not exceed the greater of 1% of the then outstanding shares or the average weekly trading volume of shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain manner-of-sale provisions, notice requirements and the availability of current public information about the Company. A person who has not been an affiliate of the Company at any time during the three months preceding a sale, and who has beneficially owned his or her shares for at least one year, would be entitled under Rule 144 to sell such shares without regard to any volume limitations under Rule 144.

San Lotus Holding Inc. was a shell company prior to filing this periodic report on Form 8-K and therefore a majority of its shareholders may not currently utilize Rule 144 to sell their shares. Rule 144 is not available for sales of shares of companies that are or have been “shell companies” except under certain conditions. The Company completed an acquisition and has removed its status as a shell company by filing this report on Form 8-K. Shareholders are able to utilize Rule 144 one year after the filing of this Form 8-K, assuming it files the documents it is required to file as a reporting company. Investors in the Company whose shares were registered in a registration statement will be able to sell their shares pursuant to said registration statement.

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OUR STOCK HAS ONLY BEEN TRADED ON THE OVER-THE-COUNTER BULLETIN BOARD FOR A SHORT TIME, THERE HAS ONLY BEEN LIMITED TRADING ACTIVITY AND THERE IS LIMITED HISTORY WITH WHICH TO ESTIMATE FUTURE TRADING ACTIVITY IN OUR STOCK.

Although the Company’s Common Stock is approved for trading on the Over-the-Counter Bulletin Board, there has only been little trading activity in the stock. Accordingly, there is no history on which to estimate the future trading price range of the Common Stock. If the Common Stock trades below $5.00 per share, trading in the Common Stock will be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-FINRA equity security that has a market share of less than $5.00 per share, subject to certain exceptions). Such rules require the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally defined as an investor with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with a spouse). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to the sale. The broker-dealer must disclose the commissions payable to the broker-dealer, current bid and offer quotations for the penny stock and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Such information must be provided to the customer orally or in writing before or with the written confirmation of trade sent to the customer. Monthly statements must be sent disclosing recent additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock which could severely limit the market liquidity of the Common Stock and the ability of holders of the Common Stock to sell it.

WE MAY NEVER PAY ANY DIVIDENDS TO STOCKHOLDERS.

We have never declared or paid any cash dividends or distributions on our capital stock. We currently intend to retain our future earnings, if any, to support operations and to finance expansion and, therefore, we do not anticipate paying any cash dividends on our common stock in the foreseeable future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

Because the Company’s headquarters are located in Taiwan, U.S. Investors may experience difficulties in attempting to affect service of process and to enforce judgments based upon U.S. federal Securities Laws against the Company and its non-U.S. Resident officerS and directorS.

While we are organized under the laws of the State of Nevada, some of our officers and directors are non-U.S. residents and our headquarters are located in Taiwan. Consequently, it may be difficult for investors to affect service of process on them in the U.S. and to enforce in the U.S. judgments obtained in U.S. courts against them based on the civil liability provisions of the U.S securities laws. It may be difficult or impossible for U.S. investors to collect a judgment against us. In addition, any judgment obtained in the U.S. against us may not be enforceable in the United States.

Because Some OF OUR officers and directors live outside of the United States, you may have no effective recourse against them for misconduct and may not be able to enforce judgmentS and civil liabilities against them. Investors may not be able to receive compensation for damages to the value of their investment caused by wrongful actions by our directors and officers.

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Some of our officers and directors live outside the U.S. As a result, it may be difficult for investors to enforce within the U.S. any judgments obtained against those officers and directors, or obtain judgments against them outside of the U.S. that are predicated upon the civil liability provisions of the securities laws of the U.S. or any state thereof. Investors may not be able to receive compensation for damages to the value of their investment caused by wrongful actions by our directors and officers.

OUR BYLAWS PROVIDE FOR INDEMNIFICATION OF OFFICERS AND DIRECTORS AT OUR EXPENSE AND LIMIT THEIR LIABILITY WHICH MAY RESULT IN A MAJOR COST TO US AND HURT THE INTERESTS OF OUR STOCKHOLDERS BECAUSE CORPORATE RESOURCES MAY BE EXPENDED FOR THE BENEFIT OF OFFICERS AND/OR DIRECTORS.

Our bylaws and applicable Nevada law provide for the indemnification of our directors, officers, employees and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities conducted on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees or agents upon such person’s written promise to repay us if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us which we will be unable to recoup. At this time we do not carry liability insurance for our officers and directors.

We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933, as amended (the “Securities Act”), and is, therefore, unenforceable. In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with the securities being registered, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares, if such a market ever develops.

OUR COMMON STOCK IS CONSIDERED A PENNY STOCK, WHICH MAY BE SUBJECT TO RESTRICTIONS ON MARKETABILITY, SO YOU MAY NOT BE ABLE TO SELL YOUR SHARES.

We are subject to the penny stock rules adopted by the Securities and Exchange Commission that require brokers to provide extensive disclosure to their customers prior to executing trades in penny stocks. These disclosure requirements may cause a reduction in the trading activity of our common stock, which in all likelihood would make it difficult for our stockholders to sell their securities.

Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). Penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The broker-dealer must also make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security that becomes subject to the penny stock rules. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. These requirements may restrict the ability of broker-dealers to sell our common stock and may affect your ability to resell our common stock.

THERE IS NO ASSURANCE OF THE DEVELOPMENT OF A PUBLIC MARKET FOR OUR COMMON STOCK OR THAT OUR COMMON STOCK WILL EVER TRADE ON A RECOGNIZED EXCHANGE. THEREFORE, YOU MAY BE UNABLE TO LIQUIDATE YOUR INVESTMENT IN OUR STOCK.

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There is no established public trading market for our common stock. While our stock is listed on the OTCBB, a market for our stock has yet to develop and there can be no assurance that a regular trading market will develop or, if developed, that such a market will be sustained. In the absence of a trading market, investors may be unable to liquidate their investments.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete strategic acquisitions or effect combinations.

If we are deemed an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our business would be subject to applicable restrictions under that Act, which could make it impracticable for us to continue our business as contemplated.

We believe our company is not an investment company due to the exemption under Section 3(b)(1) of the Investment Company Act because we are primarily engaged in a non-investment company business. We intend to conduct our operations so that we will not be deemed an investment company. However, if we were to be deemed an investment company, restrictions imposed by the Investment Company Act, including limitations on our capital structure and our ability to transact with affiliates, could make it impractical for us to continue our business as contemplated.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the financial information of the Registrant, which is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition of San Lotus Holding Inc. (“San Lotus” or the “Company”) should be read in conjunction with our financial statements that are included elsewhere in this Current Report on Form 8-K. References in this Management’s Discussion and Analysis of Financial Condition and Results of Operations or Plan of Operations to “us,” “we,” “our” and similar terms refer to the Company. This discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements. Words such as “anticipate,” “estimate,” “plan,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could” and similar expressions are used to identify forward-looking statements.

PLAN OF OPERATIONS

San Lotus Holding Inc. was incorporated in the State of Nevada on June 21, 2011 to market travel products and services to the growing “baby boomer” market, with an initial focus on the Asian market. Our business plan for the next twelve months includes the following anticipated milestones:

1.	Developing Travel Agency in Taiwan-September 1, 2013- throughout the life of Company

Our plan of developing our travel agency in Taiwan includes: seeking to be (1) approved by Taiwan government to operate travel agency in Taiwan and (2) meeting the statutory requirements related to capital requirements, statutory reserves and employing fit, proper and qualified management. We anticipate that we may obtain the approval from Taiwan government by the fourth quarter of 2013.The total cost we have incurred and/or anticipated to engage such development is listed as “set-up cost” and “operating expenses” in page 7. Developing travel agency in Taiwan is an ongoing effort that will continue during the life of the Company. To facilitate our developing efforts, we are actively seeking additional funding on favorable terms to continue our development in Taiwan. If additional funding is not available on acceptable terms, we may not be able to implement our development in Taiwan and continue our operations. We plan to be funded by private placement of our equity securities  and/or mortgage our land . But, there can be no assurance we will be funded as such. Thus, there can be no assurance we will successfully develop travel agency in Taiwan.

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2.	Acquisition of additional Travel Agencies-January 18, 2013-the end of Second quarter of 2014

We have entered into non-binding letters of intent to acquire the following travel agencies and expect to complete the acquisitions by the end of the second quarter of 2014:

Company	Location
USA XO Tours Inc.	Rosemead, CA
XO Tours Canada Ltd.	Vancouver, BC, Canada
See World Holiday Ltd.	Vancouver, BC, Canada
Grandfair Travel Ltd.	Vancouver, BC, Canada
Lok Yee Holiday Limited	Hong Kong
Sian Lian Hua International Travel Inc.	Taipei, Taiwan
SmileViet, JSC	Hanoi, Vietnam
Tourmaster Travel Service Inc.	Taipei, Taiwan
Vietlink International Travel (HK) Ltd.	Hong Kong

As a general note, we expect the travel agencies will be able to continue to operate as they have been, although we will integrate them into San Lotus by utilizing a comprehensive accounting system and assisting them in their further development. Although the non-binding letters of intent to acquire the travel agencies above were entered, we remain in the preliminary discussion with them about the specific considerations to acquire each of them. Thus, to date, we are not able to estimate any specific costs in completing such acquisitions.

Acquiring travel agencies located both within and outside of Taiwan is an ongoing effort that will continue during the life of the Company. To facilitate our acquisition efforts, we will actively seeking  additional funding on favorable terms to continue our acquisition. If additional funding is not available on acceptable terms, we may not be able to implement our acquisition plan and continue our operations. We plan to be funded by private placement of our equity securities  and/or mortgage our land. But, there can be no assurance we will be funded as such. Thus, there can be no assurance we will successfully complete our acquisition of travel agencies.

3.       Acquisition of additional land or land holding companies-Third quarter of 2013-the end of First quarter of 2014 San Lotus was designated a shell corporation until our wholly-owned subsidiary, Green Forest Management Consulting Inc. (“Green Forest”) acquired Da Ren International Development Inc., a Taiwan (R.O.C.) land holding corporation (“Da Ren”), on September 17, 2013. Da Ren’s sole asset is 32,273.68 square meters of land located in Taichung City, Beitun District, Taiwan (R.O.C.) (the “Taichung Land”). We acquired Da Ren for $3,070,645.

With the acquisition of Da Ren, we are not only developing our travel agency in Taiwan, an ongoing process in our development, but also acquiring land and land holding companies, as well as acquiring travel agencies located both within and outside of Taiwan. We have filed current reports on Form 8-K announcing our acquisition plans concerning four additional land or land holding companies, along with the planned acquisition of nine travel agencies located in Asia and North America.

In addition to our acquisition of Da Ren, we have entered into letters of intent to acquire the following land and land holding companies in Taiwan. We expect to complete these acquisitions by the end of the first quarter of 2014.

Land or Land Holding Company	Expected Acquisition Date
Da Ren International Development Inc.	Third Quarter 2013 (completed September 2013)
Xinpi Land	Fourth Quarter 2013 (completed October 2013)
Den Wei Yuan Land	Fourth Quarter of 2013
Yao De International Recreation Inc.	Fourth Quarter of 2013
Mao Ren International Inc.	First Quarter of 2014

we do not feel we are able to evaluate the land holdings accurately or make definitive plans for how to utilize the land and land holding companies until we can evaluate the properties as a whole. But, to date, we plan to use the land as follows : (1) dispose of the land for cash to develop other properties, (2) mortgage the land so that we may develop it ourselves, (3) enter into a joint venture with another developer or (4) use the land to capitalize other companies. We will evaluate this further once we complete the above listed acquisitions.

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Except for the completed acquisitions of Da Ren International Development Inc. and Xinpi Land, we remain in the preliminary discussion about the specific consideration in acquiring other land or land holding companies. Thus, to date, we are not able to estimate any specific costs in completing the acquisitions other than the completed acquisitions. Acquiring land and/or land Holding companies is an ongoing effort that will continue during the life of the Company. To facilitate our acquisition efforts, we will actively seeking  additional funding on favorable terms to continue our acquisition. If additional funding is not available on acceptable terms, we may not be able to implement our acquisition plan and continue our operations. We plan to be funded by private placement of our equity securities  and/or obtaining the loan by mortgage our land. But, there can be no assurance we will be funded as such. Thus, there can be no assurance we will successfully complete our acquisition of the land or land holding companies.

Liquidity

Excluding our planned acquisitions, we expect the running of San Lotus Holding, Green Forest and Da Ren to require approximately $578, 688 to carry out planned operations for the next 12 months. This includes as follows:

From January 1, 2014 to March 31, 2014: $31,724 per month

From April 1, 2014 to April 30, 2014: $165,724 ($39,724 plus a $100,000 capital injection into Green Forest, along with $20,000 in capital reserves and $6,000 in legal fees during this same time.)

From May 1, 2014 to December 31, 2014: $39,724 per month

The monthly expenses of $39724 starting from April 1, 2014 are accounted for the added expenses of advertising for Green Forest’s travel agency and adding employees. We expect our expenses to continue at the rate of $39,724 after April 1, 2014, not including the costs we will incur in running any of our planned acquisitions or embarking on any real estate development activities. To meet our needs for cash required for sustain our businesses and completing our planned acquisitions, we will need to generate sufficient revenues or require additional funding.

To date, we do not have adequate funds to sustain our businesses. As of November 8, 2013, we had $74,700 cash in the bank, $126 cash held by our wholly-owned Taiwan (R.O.C.) subsidiary, Green Forest Management Consulting Inc., and $12,256 cash held by our wholly-owned Taiwan (R.O.C.) subsidiary Da Ren International Development Inc. Thus, we have enough funds to sustain San Lotus during the next two months, Green Forest is already almost out of funds, and Da Ren has enough funds to support itself during the next several months. We will likely have to borrow funds from our President and Chairman, Chen Li-Hsing, to sustain our operations until we are able to complete a private placement of our equity securities  and/or mortgage our land.

As to our planned acquisitions, although the non-binding letters of intent to acquire the travel agencies were entered, we remain in the preliminary discussion with them about the specific considerations to acquire each of them. Thus, to date, we are not able to estimate any specific costs in completing such acquisitions. Additionally, except for the completed acquisitions of Da Ren International Development Inc. and Xinpi Land, we remain in the preliminary discussion about the specific consideration in acquiring other land or land holding companies. Thus, to date, we are not able to estimate any specific costs in completing the acquisitions other than the completed acquisitions.

If we require additional funding to complete our planned acquisitions, we will actively seeking  additional funding by completing a private placement of our equity securities  and/or mortgage our land. But, there can be no assurance we will be funded as such. And, there can be no assurance that our existing shareholders will provide us with additional capital. Finally, if we are unable to generate sufficient revenue and/or obtain additional funding, we may have to cease operations entirely. We cannot guarantee that our operations and proceeds from any funding will be sufficient for us to continue as going concern.

OVERVIEW OF DA REN ACQUISITION

Since its formation on April 10, 2010, Da Ren’s sole activity has been to hold the Taichung Land. As Da Ren’s parent company, we plan to use the land in the future to enhance our travel products by either developing the land to create destination real estate or sell the Taichung Land to fund our business operations. We intend to develop more detailed plans concerning the Taichung Land’s development after we complete four additional acquisitions, which we expect to complete by the end of the first quarter of 2014. At that time, we will develop a plan with milestones, costs projects and financing. We have not yet reached that stage as concerns the Taichung Land or our other intended acquisitions.

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The below management’s discussion and analysis of our financial condition and results of operations are based solely on the business of Da Ren International Development Inc. For further insight into the effects of our acquisition of Da Ren on our overall business, please see our unaudited pro forma financial statements attached hereto as Exhibit 99.2.

Limited Operating History

Da Ren is a development stage company with a limited operating history and limited business operations. Our business is subject to risks inherent in growing an enterprise, including limited capital resources and possible rejection of our business model and/or sales methods.

Results of Operations for the periods ended June 30, 2013 and 2012

The results of operations below represent the results of Da Ren for the three- and six-month periods ended June 30, 2013 and 2012.

Revenues. For the three- and six-month periods ended June 30, 2013 and 2012, Da Ren had no revenue.

General and Administrative Expenses. Da Ren’s selling, general and administrative expenses for the three-month period ended June 30, 2013 and 2012 totaled $2,227 and $2,837, as compared to expenses of $2,339 and $12,552 for the six-month period ended June 30, 2013 and 2012. Da Ren’s operating expenses consisted primarily of rent and severance payments

Income (loss) from operations. Loss from operations decreased approximately $610, or 21.5%, to $(2,227) for the three-month period ended June 30, 2013 from $(2,837) for the three-month period ended June 30, 2012. This is compared to a decrease in loss from operations of approximately $10,213, or 81.4%, for the six-month period ended June 30, 2013 of $(2,339) as compared to $(12,552) for the period ended June 30, 2012. The decrease during these periods was mainly due to a reduction in expenditures such as salary costs.

Other Income (expenses). There was no other income during the three-month periods ended June 30, 2013 or 2012. However, other income increased approximately $3, or 100%, to $3 for the six months ended June 30, 2013 from $0 for the six months ended June 30, 2012. This increase was due interest income.

Income (loss) Before Provision for Income Taxes. Loss before income taxes decreased approximately $610, or 21.5%, to $(2,227) for the three months ended June 30, 2013 as compared to $(2,837) for the three months ended June 30, 2012. Loss before income taxes decreased approximately $10,213 or 81.4%, to $(2,336) for the six months ended June 30, 2013 as compared to $(12,552) for the six months ended June 30, 2012. This decrease was mainly due to a decrease in Da Ren’s expenses.

Provision for Income Taxes. We have not yet generated income and thus have had no income tax liabilities during the three- and six-month periods ended June 30, 2013 and 2012.

Net Income (loss). Net loss decreased approximately $610, or 21.5%, to $(2,227) for the three-month period ended June 30, 2013 from $(2,837) for the three-month period ended June 30, 2012. This is compared to a decrease in loss from operations of approximately $10,213, or 81.4%, for the six-month period ended June 30, 2013 of $(2,339) as compared to $(12,552) for the period ended June 30, 2012. The decrease during these periods was mainly due to a decrease in Da Ren’s expenses.

Results of Operations for the periods ended December 31, 2012 and 2011

The results of operations below represent the results of Da Ren for the periods ended December 31, 2012 and 2011.

Revenues. For the periods ended December 31, 2012 and 2011, we had no revenue.

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Selling, General and Administrative Expenses. Our general and administrative expenses for the periods ended December 31, 2012 and 2011 totaled $15,358 and $182,562, respectively. Operating expenses consisted primarily of rent, salary and severance pay, as well as some legal fees and taxes.

Income (loss) from operations. Loss from operations decreased approximately $167,199, or 91.59%, to $(15,358) for the period ended December 31, 2012 from $(182,557) for the period ended December 31, 2011. The decrease was mainly due to a decrease in Da Ren’s expenses.

Other Income (expenses). Other income decreased approximately $5, or 100%, to $0 for the year ended December 31, 2012 from $5 for the period ended December 31, 2011. This decrease was de minimis.

Income (loss) Before Provision for Income Taxes. Loss before income taxes decreased approximately $167,199, or 91.59%, to $(15,358) for the period ended December 31, 2012 from $(182,557) for the period ended December 31, 2011. The decrease was mainly due to Da Ren’s reduction in expenditures such as salary.

Provision for Income Taxes. We have not yet generated income and thus have had no income tax liabilities during the years ended December 31, 2012 and 2011.

Net Income (loss). Net loss decreased approximately $167,199, or 91.59%, to $(15,358) for the period ended December 31, 2012 from $(182,557) for the period ended December 31, 2011. The decrease was mainly due to a decrease in Da Ren’s expenditures.

Capital Resources and Liquidity

As of June 30, 2012, Da Ren had $16,228 cash on hand and total assets in the amount of $2,014,166 as compared with $341 cash on hand and total assets of $2,064,668 as of December 31, 2012. We expect we will need $22,000 cash to meet the Da Ren’s general needs over the next twelve months. For 2013, we expect Da Ren’s cash expenditures to be minimal as we are not presently pursuing any development activities in regards to Da Ren and do not face any tax consequences as a result of holding the land.

Revenue targets

Da Ren does not anticipate generating any revenues during the next twelve months as it will not be selling any products and will not be disposing of any assets.

Core services

Da Ren is a land holding company and serves no other purpose aside from holding 37,273.68 square meters of land located in the Beitun District of Taichung City, Taiwan (R.O.C.). As a land holding company, Da Ren will have minimal expenses and we expect little activity in Da Ren during the next 12 months.

Off-Balance Sheet Arrangements

Da Ren has no off-balance sheet arrangements.

Going Concern

At present, Da Ren has enough cash to pay for the its selling, general and administrative expenses for the next seven months. As such, in the event we have additional expenses, we may be reliant on obtaining additional financing, or taking out loans from our president, Chen Li-Hsing, in order to continue developing our operations as planned. Based on these assumptions, our auditor has expressed doubt about our ability to continue as a going concern.

OUTLOOK

We expect there to be little activity in Da Ren during the near term. As to San Lotus, by the end of next quarter, we intend to complete four additional land acquisitions, which will consist of a total of 2.06 million square meters of undeveloped land in rural, forested and scenic areas in Taiwan. Once we have completed the acquisition of all of these properties, we will evaluate our land holdings as a group and develop an overall plan for how to proceed going forward. At that time, and once we determine more definitively how the land will be utilized, we will develop cost projections, milestones and plans for financing the land’s development. At present, we anticipate that we will have the following four development objectives for the properties: (1) dispose of the land for cash, (2) mortgage the land to develop it ourselves, or (3) use the land to enter into a joint venture with another developer or (4) use the land to capitalize other companies.

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Critical Accounting Policies

It is our goal to clearly present our financial information in a manner that enhances the understanding of our sources of earnings and cash flows, as well as our financial condition. We do this by including the information required by the SEC, as well as providing additional information that gives further insight into our financial operations.

Our financial report includes a discussion of our accounting principles, as well as methods and estimates used in the preparation of our financial statements. We believe these discussions and statements fairly represent the financial position and operating results of our company. The purpose of this portion of our discussion is to further emphasize some of the more critical areas where a significant change in facts and circumstances in our operating and financial environment could cause a change in future reported financial results.

Impact of Accounting Pronouncements

There were no recent accounting pronouncements that have had a material effect on our financial position or results of operations.

Recently Issued Accounting Policies

We have implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed and we do not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our financial position or results of operations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information to be reported under this item is not required by smaller reporting companies.

PROPERTIES

San Lotus presently rents office space in Taiwan. Our office is at the following location:

San Lotus Holding Inc.

3F B302C, No. 185 Kewang Road

Longtan Township, Taoyuan County 325

Taiwan (R.O.C.)

+886-3-4072339 & +886-3-4071534 fax

In addition, we own 37,273.68 square meters of undeveloped land (the “Land”) in the Darong Section, Beitun District of Taichung City, Taiwan (R.O.C.).

Qualified Ownership to the Land

Although we own the Land, the seller of the Land, Chang, Cheng-Sung (the “Seller”), reserved certain rights to the Land according to the Land Purchase Contract dated March 26, 2012 (the “Contract”). Therefore, to date, our ownership to the Land can be regarded as a qualified ownership (an ownership with limitations or conditions).

The rights the Seller reserved in the Contract are listed as follows:

1.	The Seller may set a maximum limited mortgage to the Land. (referred to Section 2 of the Contract)

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2.	The Seller may decide whether Da Chuang Business Management Consultant Co., Ltd (the “Purchaser”) may resell the Land at a price not exceeding TWD $60,000,000. And, once the Purchaser resells the Land, the Seller may be entitled to an amount of TWD $60,000,000 of resale price.(referred to Section 3 of the Contract)

3.	The Seller may enforce his setting of maximum limited mortgage to Land when one of followings occurs(referred to Section 4 of the Contract):

a.           The Purchaser resells the Land at a price not exceeding TWD$60,000,000 without the Seller’s consent, and/or

b.           The Purchaser fails to distribute the amount of TWD$60,000,000 to the Seller when the Purchaser is obligated to do such distribution.

4.	If the Seller terminates the Contract and assigns to the Purchaser the shares obtained in the Contract, the Seller may repossess the Land and entire title to the Land and may request the Purchaser to pay an amount of TWD$60,000,000. (referred to Section 6 of the Contract)

5.	The Seller may refuse to cancel his registration of the maximum limited mortgage to the Land before the shares are released from escrow account. (referred to Section 8 of the Contract)

To date, the Seller has not canceled his registration of maximum limited mortgage to the Land. There can be no assurance that our qualified ownership to the Land would become an ownership absent of any rights reserved by the Seller in the Contract.

Land Description

The Land consists of three parcels of land, zoned as a “scenic spot” in a sparsely populated area on the immediate outskirts of Taichung City. The Land’s immediate surroundings consist of agricultural and forested areas. We have not yet determined our specific use for the land, although we either intend to use it to develop scenic/tourist-related real estate or hold it for later sale when we need to raise funds.

We have entered into letters of intent to acquire numerous properties in Taiwan, all of which we have disclosed on current reports on Form 8-K which have been filed in the past several months. Once we complete all of these acquisitions, we will look at the holdings in their entirety and develop and overall plan on how to develop and/or utilize the properties.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name and age of each of our officers and directors as of September 17, 2013. Our executive officers are elected annually by our board of directors. Our executive officers hold office until they resign, are removed by the board of directors, or a successor is duly elected and qualified.

Name	Age	Position

Chen Li-Hsing	65	President and Director

Chen Tseng Chih-Ying	54	Chief Executive Officer and Director

Lin Mu-Chen	33	Chief Financial Officer and Director

Yu Chien-Yang	43	Vice President and Director

Chen Kuan-Yu	36	Secretary and Director

Lo Fun-Ming	70	Director

Megan J. Penick	40	Director

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Luu Moc Thuy	42	Director

Chou Shu-Hui	49	Director

Wu Kuo-Chen	54	Director

Yang Tai-Ming	64	Director

Lin Yueh-Jung	63	Director

Lai Wen-Ching	56	Director

Teng Wei-Yuan	54	Director

Hsiao Young-Yi	54	Director

Set forth below is a brief description of the background and business experience of each of our executive officers and directors for the past five years.

Chen Li-Hsing, President, Chairman, Age 65

Chen Li-Hsing has been our President and a director since 2011. Mr. Chen was named Chairman of the Board of Directors in 2013. Mr. Chen has also been the Chief Executive Officer of USA XO Tours Inc., a California-based travel agency, for the past five years. He is also the Chief Executive Officer of TBWTV Inc., a California television station, a position he has held since 2011. Mr. Chen is an experienced executive who we believe brings along the work experience necessary in starting up a business in the travel/leisure industry. Prior to joining USA XO Tours Inc., from 1996-2006, Mr. Chen owned and managed Century International High School, a Vancouver, British Columbia high school geared toward international students desiring to obtain a Canadian diploma and pursue post-secondary education in Canada. During that same time period, Mr. Chen also owned and operated Century College, a Vancouver, British Columbia post-secondary school established in 1996 focused on teaching English as a Second Language to foreign students. Mr. Chen obtained his Ph.D. in Education from Spalding University in Kentucky, a Master’s degree in Public Administration from the University of San Francisco in California and a Bachelor’s degree in architecture from National Taipei University of Technology in Taiwan. Mr. Chen is the husband of our Chief Executive Officer, Chen Tseng Chih Ying. Mr. Chen resides in Vancouver, British Columbia and California.

Chen Tseng Chih-Ying, Chief Executive Officer, Director, Age 54

Chen Tseng Chih-Ying has served as our Chief Executive Officer and a director since 2011. She has been the President of XO Tours Canada Ltd., a Canadian travel agency, for the past 15 years. She is an experienced executive who we believe brings along the work experience and knowledge necessary to start up and run a business in the travel and leisure industry. Mrs. Chen obtained a Master’s degree in Public Administration from the University of San Francisco in California and received a Bachelor’s degree in Chinese Literature from Providence University in Taiwan. Mrs. Chen is the wife of our President, Mr. Chen Li Hsing. Ms. Chen resides in Vancouver, British Columbia and California.

Lin Mu-Chen, Chief Financial Officer, Age 33

Lin Mu-Chen has served as our Chief Financial Officer since 2011. From 2006 to 2009, Ms. Lin was an auditor at PriceWaterhouseCoopers in Taiwan. From 2003 to 2005, Ms. Lin served as an auditor at Earnest & Co., CPAs. Ms. Lin obtained a Bachelor of Commerce at Soochow University, Taiwan, in 2003 and was certified as a public accountant in Taiwan in 2008. Ms. Lin serves on the boards of several private companies and acts as internal accountant for several private companies. Ms. Lin resides in Taiwan.

Yu Chien-Yang, Vice President and Director, Age 43

Yu Chien-Yang has been our Vice President and a director since 2011. He has been an owner/operator of his own business for the past 20 years. He built and operated his own gift and premium goods business (items such as corporate gifts, pens, bags, and umbrellas with corporate logos) both on the manufacturing front and the wholesale end. Mr. Yu is currently the President of Songhai Mgt Consulting Company LTD, a Taiwan company. Mr. Yu previously was the owner and operator for Jin Su Limited, a souvenir design firm based in Taiwan, and Chuang Ju International Limited, a manufacturing company based in Taiwan. Mr. Yu serves on the board of several private companies and also involved in the management of several private entities. We believe his experience building and running businesses will be beneficial to us. Mr. Yu resides in Taiwan.

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Chen Kuan-Yu, Secretary, Age 36

Chen Kuan-Yu has served as our Secretary since 2011. From 2010 to 2011, Mr. Chen served as an Associate Director with AON Corporation in Hong Kong. From 2008 to 2009, Mr. Chen was a Senior Consultant with LI Far East Limited, a Hong Kong company. From 2007 to 2008, Mr. Chen was a Manager with Deloitte Actuarial and Insurance Solutions in Hong Kong. From 2000 to 2006, Mr. Chen was an Actuary with MetLife, where he was based in New York for four years and in Taiwan for two years. Mr. Chen received his B.A. in Applied Mathematics from Queen’s University in Canada in 2000 and was qualified as an actuary by the Society of Actuaries in 2004. Mr. Chen serves on the boards of several private companies and is involved in the management of several private enterprises. Mr. Chen resides in Hong Kong and Taiwan.

Lo Fun-Ming, Director, Age 70

Lo Fun-Ming is Chairman of Yao De International Resort & Hotel Development Co., Ltd., where he has served in such capacity since its founding in 1988. Yao De International Resort & Hotel Development Co., Ltd. owns and operates the Royal Country Club golf course and recreation area in the city of Taichung in Central Taiwan. Mr. Lo obtained a Masters in Engineering Sciences from Middle East Technical University, Turkey, in 1971. Mr. Lo’s many years of experience operating a country club and recreation facility provides him with insight into the leisure and recreation business that will assist. Mr. Lo resides in Taiwan.

Megan J. Penick, Director, Age 40

Megan J. Penick is General Counsel and Corporate Secretary of Autarky Consulting Inc., a business and creative consulting services company located in New Jersey where she advises companies concerning best practices in the corporate and securities law realm. She has worked at Autarky Consulting Inc. since April of 2012. From 2009 until 2012, Ms. Penick practiced corporate and securities law at her firm, Penick & Associates, in New York. From 2006 to 2009, Ms. Penick was a corporate and securities attorney at Pryor Cashman LLP, where she represented small to mid-size private and public companies in general corporate and securities law matters. Ms. Penick is also a director on the board of GSP-2 Inc., an SEC-reporting China-based fertilizer company, where she has been a board member since 2011. She was previously a director on the board of Cleantech Solutions International Inc. (formerly China Wind Systems Inc.) from 2009 to 2011. We believe Ms. Penick’s wealth of knowledge about public company reporting responsibilities, experience in working with publicly reporting companies, and her expertise in business and corporate law matters will add value to our company. Ms. Penick resides in New Jersey.

Luu Moc Thuy, Director, Age 42

Luu Moc Thuy is the CEO and founder of SmileViet Travel Co., where he has served in such capacity since 2005. SmileViet Travel Co. is a travel agency that provides services and tours in Vietnam, Thailand, Indonesia, Singapore, Malaysia, parts of the Americas and Europe. From 1995 to 1998, Mr. Luc worked a travel guide for Haco Tour 8, a company providing touristic services in Vietnam for clients from Taiwan, Hong Kong, and China. From 1998 to 2004, Mr. Luc worked as a travel guide for Cantho Travel Co., a company providing touristic services in Vietnam for clients from Taiwan and Hong Kong. Mr. Luc’s experience building and running travel agencies will assist the Board of Directors by providing insight into how such companies operate. Mr. Luu resides in Hanoi, Vietnam.

Chou Shu-Hui, Director, Age 49

Chou Shu-Hui is President of Da Teh Fu Co., Ltd., where she has served in such capacity since 2006. Da Teh Fu Co., Ltd. is a company that specializes in business communications software, electronics, and telecommunications equipment. From 1994 to 1996, Ms. Chou served as a special assistant to legislator Chung Li Te, where she assisted with various matters including finance and electorate services. Ms. Chou obtained a Bachelor of Arts in Economics from Soochow University in 1986. We believe her knowledge of business will add value to the Board of Directors. She resides in Taipei, Taiwan.

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Wu Kuo-Chen, Director, Age 54

Wu Kuo-Chen is the retired Chairman of Demin Industrial Co., Ltd., where he has served in such capacity from 1995 to 2007. From 1986 to 2004, Mr. Wu was Chairman at Ka Shiang Industrial Co., Ltd., a company specializing in the metal products manufacturing sector. We believe Mr. Wu’s many years of business experience will add value to our company.  Mr. Wu resides in Taichung, Taiwan.

Yang Tai-Ming, Director, Age 64

Yang Tai-Ming is Production Supervisor of UHAO Lighting Company, a company specializing in manufacturing high tech lighting fixtures and related electronics, where he has served in such capacity since 2010. Previously, Mr. Yang was a supervising manager of Dongxin CNC Milling Company from 1983 until 2010, where he gained extensive experience in the iron processing industry. We believe Mr. Yang’s experience in business management will be beneficial to us. Mr. Yang resides in Taichung, Taiwan.

Lin Yueh-Jung, Director, Age 63

Lin Yueh Jung is General Manager of Gold Sponsor Enterprises, where he served in such capacity since 2002 in Thailand. Mr. Yueh managed Golden Strokes Enterprise Co., Ltd. as Chairman since 1990. Gold Sponsor Enterprises and Golden Strokes Enterprises Co., Ltd. are companies specializing in the manufacture and supply of footwear and luggage. The companies also have operations in supplying automobile parts, electrical, packaging and various other industrial components.  Mr. Yueh has an Associate Degree in Business Administration from Tunghai University. We believe Mr. Yueh’s business experience and insight will be beneficial to us in overseeing our business.  Mr. Yueh resides in Thailand.

Lai Wen-Ching, Director, Age 56

Lai Wen-Ching is Director of Hung Chin Machinery Co., Ltd., a CNC lathe company, where he has served in such capacity since 1980. He is also General Manager of Shun Bin Industrial Co., Ltd., an exporter of motor vehicle parts, where he has held such position since 1985. Mr. Lai is also Director and Partner of Investment Yan Zi International, Inc. and an independent consultant advising on various business matters for the Taichung City Government since 2005. We believe Mr. Lai’s many years of business experience will be beneficial to our company. Mr. Lai resides in Taichung, Taiwan.

Teng Wei-Yuan, Director, Age 54

Teng Wei-Yuan is CEO of Yiu Tak International Recreation Co., a leisure company, where he has served in such capacity since 1988.  Mr. Teng is also Chairman of JumboTek Technology Co., Ltd., a MLVs, varistors and special overvoltage protective devices company since 2002.  From 2007 to 2010, Mr. Teng was also Chairman and Vice President of Fuyang Construction Co., a construction company located in Miaoli County.  From 2006 to 2009, Mr. Teng was Chairman of Yi Sheng Technology Co., Ltd., an electronics power adapter company.  We believe Mr. Teng’s extensive expertise in business management and his experience in the real estate development and leisure industries will add value to our company. Mr. Teng resides in Miaoli County, Taiwan.

Hsiao Young-Yi, Director, Age 57

Hsiao Young-Yi is a strategic planning advisor for the Royal Golf Club in Miaoli County, Taiwan and also serves as a consultant to Golf Digest magazine and Sunshine Golf Utilities Company Limited, positions he has held since 2009. From 2009 until present, Mr. Hsiao has also acted as a consultant to Ke Hutchison International Limited and for the Northeast Asia Foundation for the Advancement of Peace. From 2004 until 2009, Mr. Hsiao was an advisor and consultant to Republic of China Golf Course Business Association. From 1987 to 2004, Mr. Hsiao was a general manager with Blue Bird Golf International Services Co., a golf consulting firm. From 1984 to 1987, Mr. Hsiao was a general manager of sporting goods with Blue Bird Golf Pro Shop Co., Ltd. From 1981 to 1984, Mr. Hsiao worked at the import and foreign exchange branch of Dai-Ichi Kangyo Bank, a Japanese bank, where he was based in Taipei. Mr. Hsiao received his B.A. in Business Administration from National Cheung Kung University in 1979.

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Term of Office

Our Class I directors are appointed for a two-year term and our Class II directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board of directors.

We have not yet adopted a Code of Conduct that applies to our directors, officers and employees (including our principal executive officer, principal financial officer and principal accounting officer), but plan to do this in the near future. When we do, and once we have our website operational, we will post that Code of Conduct on our Internet site. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of our Code of Conduct applicable to the principal executive officer, principal financial officer and principal accounting officer by posting this information on our Internet site. Our Internet site is www.sanlotusholding.com.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by or paid to the named executive officers paid by us for the fiscal years ended December 31, 2012 and 2011.

SUMMARY COMPENSATION TABLE

Name and Principle Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Chen Li-Hsing, President and Chairman of the Board	2012 2011	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Chen Tseng Chih-Ying, Chief Executive Officer, Director	2012 2011	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Lin Mu-Chen, Chief Financial Officer	2012 2011	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Yu Chien-Yang, V.P., Director	2012 2011	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Chen Kuan-Yu, Secretary	2011 2012	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Option Grants Table

There were no individual grants of stock options to purchase our common stock made to the executive officers named in the Summary Compensation Table for the period from inception through December 31, 2012.

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Aggregated Option Exercises and Fiscal Year-End Option Value Table

There were no stock options exercised during the periods ending December 31, 2012 and 2011 by the executive officers named in the Summary Compensation Table.

Long-Term Incentive Plan Awards Table

There were no long-term incentive plan awards made to named executive officers in the last two completed fiscal years under any long-term incentive plan.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors on our board of directors. The board of directors has the authority to fix the compensation of our directors. No amounts have been paid to, or accrued to, directors in such capacity and none of our directors has a compensation agreement or arrangement with the Company. At present, only one of our directors, Yueh Jing-Lin, is considered independent.

Employment Agreements

Currently, we do not have any employment agreements in place with any of our officers or directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table provides the names and addresses of each person known to us to own more than 5 percent of our outstanding shares of common stock as of September 17, 2013 and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the stockholders listed possesses sole voting and investment power with respect to the shares shown.

Title of Class	Name & Address of Beneficial Owners	Number of Shares Beneficial Owned	Percentage

Common	CHEN LI-HSING 9971 Deagle Road Richmond, British Columbia Canada V7A 1P9	76,903	0.17%

Common	CHEN KUAN-YU(2)(3) Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	11,059,473	24.43%

Common	LIN MU-CHEN Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	12,000	0.03%

Common	CHEN TSENG CHIH-YING 9971 Deagle Road Richmond, British Columbia Canada V7A 1P9	782,125	1.73%

Common	YU CHIEN-YANG(4)(5) Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	6,969,838	15.39%

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Common	LO FUN-MING Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

Common	PENICK MEGAN J. 107 Tindall Road, Suite 10 Middletown, NJ 07748	0	0.00%

Common	LUU MOC THUY Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

Common	CHOU SHU-HUI Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

Common	WU JUO-CHEN Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

Common	YUEH JUNG-LIN Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

Common	LAI WEN-CHING Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

Common	HSIAO YOUNG-YI Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

Common	TENG WEI-YUAN Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

Common	YANG TAI-MING Office B302C, 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan(R.O.C)	0	0.00%

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	All Executive Officers and Directors as a group (15 Individuals)	18,900,339	41.74%

Common	CHANG CHENG-SUNG No.78, Ziqiang Rd., Zhudong Township, Hsinchu County 310, Taiwan (R.O.C.)	10,680,908	23.59%

Common	CHIANG YU-CHANG(6)(7) 1, No. 1 93, Yangguan Street Neihu District, Taipei City 114, Taiwan (R.O.C.)	2,862,334	6.32%

Common	Da Chuang Business Management Consultant Co., Ltd.(8)(3)(5)(7) 3F., No.132, Gongyi Rd., West Dist., Taichung City 403, Taiwan (R.O.C.)	12,128,667	26.79%

	Total	44,572,248	98.44%

*Less than 1 percent.

(1) Based on 45,278,582 shares of common stock outstanding as of September 17, 2013.

(2) Consists of 254,132 shares of common stock beneficially owned by Chen Kuan-Yu; (ii) 6,800,000 shares of common stock beneficially owned by Wang Wang Ltd., a Seychelles limited company, over which Mr. Chen exercises voting and investment control; (iii) 3,337,784 shares of common stock beneficially owned by Gold Piven Ltd., a BVI limited company, over which Mr. Chen exercises voting and investment control; and (iv) 667,557 shares of common stock beneficially owned by Allegro Equity Ltd., a Seychelles limited company, over which Lia Wang, Mr. Chen’s wife, exercises voting and investment control .

(3) Chen Kuan-Yu is our secretary and director.

(4) Consists of 142,677 shares of common stock beneficially owned by Yu Chien-Yang; (ii) 151,593 shares of common stock beneficially owned by Songhai Mgt. Consulting Co. Ltd., a Taiwan (R.O.C.) limited company, over which Mr. Yu exercises voting and investment control; (iii) 6,008,011 shares of common stock beneficially owned by Darkin Ltd., a Seychelles limited company, over which Mr. Yu exercises voting and investment control; and (iv) 667,557 shares of common stock beneficially owned by Ocean Reserve Ltd., a Seychelles limited company, over which Mr. Yu exercises voting and investment control.

(5) Yu Chien-Yang is our vice president and director.

(6) Consists of 12,000 shares of common stock beneficially owned by Chiang Yu-Chang; (ii) 2,600,000 shares of common stock beneficially owned by Big Head Fish Ltd., a Seychelles limited company, over which Mr. Chiang exercises voting and investment control; and (iii) 250,334 shares of common stock beneficially owned by Yamiyo Limited, a Seychelles limited company, over which Mr. Chiang exercises voting and investment control.

(7) Chiang Yu-Chang is chairman of our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) company.

(8) Da Chuang Business Management Consultant Co., Ltd., a Taiwan (R.O.C.) corporation, is 7.59 percent owned by Chen Kuan-Yu, 14.31 percent owned by Yu Chien-Yang, and 1.06 percent owned by Chiang Yu-Chang.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

On September 17, 2013, our subsidiary, Green Forest Management Consulting Inc. entered into a stock purchase agreement to acquire Da Ren International Development Inc. (“Da Ren”) from four parties, including Yu Chien-Yang, our vice president and director, and Da Chuang Business Management Consultant Co., Ltd., a Taiwan (R.O.C.) entity for which our secretary and director, Chen Kuan-Yu, our chief executive officer, Chen Tseng Chih- Ying, our president, Chen Li-Hsing, Green Forest’s chairman, Chiang Yu-Chang, and our directors, Yang Tai-Ming, Yueh Jung-Lin and Lai Wen-Ching, as well as Mr. Yu, have partial ownership in.

Da Ren is a land holding company whose only asset consists of 37,273.68 square meters of undeveloped land (the “Land”) in Taichung City, Beitun District, Taiwan (R.O.C.). Although we own the Land through our acquisition of Da Ren, the seller of the Land, Chang, Cheng-Sung (the “Seller”), reserved certain rights to the Land according to the Land Purchase Contract dated March 26, 2012 (the “Contract”). Therefore, to date, our ownership to the Land can be regarded as a qualified ownership (an ownership with limitations or conditions).

The rights the Seller reserved in the Contract are listed as follows:

1.	The Seller may set a maximum limited mortgage to the Land. (referred to Section 2 of the Contract)

2.	The Seller may decide whether Da Chuang Business Management Consultant Co., Ltd (the “Purchaser”) may resell the Land at a price not exceeding TWD $60,000,000. And, once the Purchaser resells the Land, the Seller may be entitled to an amount of TWD $60,000,000 of resale price.(referred to Section 3 of the Contract)

3.	The Seller may enforce his setting of maximum limited mortgage to Land when one of followings occurs(referred to Section 4 of the Contract):

a.	The Purchaser resells the Land at a price not exceeding TWD$60,000,000 without the Seller’s consent, and/or

b.	The Purchaser fails to distribute the amount of TWD$60,000,000 to the Seller when the Purchaser is obligated to do such distribution.

4.	If the Seller terminates the Contract and assigns to the Purchaser the shares obtained in the Contract, the Seller may repossess the Land and entire title to the Land and may request the Purchaser to pay an amount of TWD$60,000,000. (referred to Section 6 of the Contract)

5.	The Seller may refuse to cancel his registration of the maximum limited mortgage to the Land before the shares are released from escrow account. (referred to Section 8 of the Contract)

To date, the Seller has not canceled his registration of maximum limited mortgage to the Land. There can be no assurance that our qualified ownership to the Land would become an ownership absent of any rights reserved by the Seller in the Contract.

On September 17, 2013, we entered into a stock purchase agreement, selling shares of our common stock at $0.10 per share to the sellers of Da Ren and their designees, including entities held by Yu Chien-Yang, our vice president and director, Chen Kuan-Yu, our secretary and director, Lia Wang, wife of Mr. Chen, and Lin Chin Chai, the mother of Chiang Yu-Chang, the chairman of our subsidiary, Green Forest. The shares purchased by Messrs. Yu, Chen and Ms. Lin and Ms. Wang, were as follows:

6,008,011shares in our common stock were issued to Darkin Ltd., a Seychelles limited company, an entity over which Mr. Yu exercises investment and voting control. Mr. Yu holds 57.3 percent ownership interest in Darkin Ltd. and Mr. Chen holds a 4.17 percent interest in Darkin Ltd.; (2) 667,557 shares of our common stock were sold to Ocean Reserve Ltd., a Seychelles limited company, an entity over which Mr. Yu exercises investment and voting control; (3) 250,334 shares of our common stock were sold to Yamiyo Ltd., a Seychelles limited company, an entity over which Lin Chin Chai, mother of Green Forest’s Chairman Chiang Yu-Chang, exercises voting and investment control; (4) 3,337,784 shares in our common stock were issued to Gold Piven Ltd., a Seychelles limited company, an entity beneficially owned by Mr. Yu and over which Mr. Yu exercises investment and voting control; and (5) 667,557 shares of our common stock were sold to Allegro Equity Ltd., a Seychelles limited company, an entity over which Chen Kuan-Yu, and his wife, Lia Wang, hold ownership of 75 percent of the shares and exercise voting and investment control.

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The above transactions involving the sale of Da Ren and the resulting issuance of our common stock were negotiated prior to our company’s commencement of trading on the over-the-counter bulletin board (“OTCBB”) on January 9, 2013. At the time, we did not know when the Company would begin trading. We did not close on the transactions sooner because we were awaiting the completion of the Da Ren’s audit and financials before we were able to complete the transaction. In addition, since beginning trading on the OTCBB, our stock has only been lightly traded – to date only 31,273 shares of our common stock have been traded on the OTCBB.

On September 17, 2013, we sold 8,843,967 of our shares of common stock to Da Chuang Business Management Consultant Co., Ltd., a Taiwan (R.O.C.) company, an entity which is owned by some of our officers and directors, consisting of Yu Chien-Yang, Chen Kuan-Yu, Chen Tseng Chih-Ying, Chen Li-Hsing, Yang Tai-Ming, Lai Wen-Ching, Yueh Jung-Lin and Chiang Yu-Chang.

On December 12, 2012, we entered into a stock purchase agreement with our vice president and secretary, Yu Chien Yang and Chen Kuan Yu, to sell them our entire ownership interest in TBWTV Inc.

On September 13, 2012, we entered into stock purchase agreements with our vice president, Yu Chien Yang, and secretary, Chen Kuan Yu, to sell our entire ownership interest in A Benbow Holding Inc.

Director Independence

At present, only one of our directors, Yueh Jung-Lin, is considered independent.

DESCRIPTION OF SECURITIES

Our Company’s Certificate of Incorporation, as amended, provides for authorization to issue 1,500,000,000 shares of common stock, par value $0.10 per share.

After closing on this acquisition, we will have approximately 45,278,582 shares of our common stock issued and outstanding, held by approximately 56 shareholders of record. Holders of our common stock are entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. The presence, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of stock entitled to vote are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our certificate of incorporation. In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of the common stock is entitled to share equally in our assets. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRATN’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock, par value $0.10, has traded on the over-the-counter bulletin board (“OTCBB”) under the ticker symbol “SLOT” since January 9, 2013, although the first trade did not occur until March 19, 2013. The following table includes the high and low bids for our common stock for the calendar quarters indicated:

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	2013
	High	Low
First Quarter (1)	$2.60	$2.10
Second Quarter	$9.65	$2.65
Third Quarter	$3.00	$2.80
Fourth Quarter (2)	—	—

(1)          While we achieved a ticker symbol and the ability to trade on the OTCBB on January 9, 2013, the first sale of our common stock did not occur until March 19, 2013. Thus, there was no trading activity during the months of January and February, 2013.

(2)	Our common stock has not traded during the fourth quarter of 2013.

We had 56 shareholders of record as of September 17, 2013. Since obtaining a ticker symbol, our stock has only achieved limited or sporadic trading on the OTCBB.

Shareholders

After closing on the acquisition of Da Ren, we had approximately 56 shareholders of record of our issued and outstanding common stock.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is VStock Transfer, LLC. The transfer agent’s address is 77 Spruce Street, Suite 21, Cedarhurst, NY 11516 and its phone number is (212) 828-8436.

Dividend Policy

We do not currently intend to pay any cash dividends in the foreseeable future on our common stock and instead intend to retain earnings, if any, for future operation and expansion. Any decision to declare and pay dividends in the future will be made at the discretion of our board of directors and will depend on, among other things, our results of operations, cash requirements, financial condition, contractual restrictions and any other factors that our board of directors deems relevant.

EQUITY COMPESNATION PLAN INFORMATION

We do not presently have any equity compensation plans in place.

LEGAL PROCEEDINGS

Our management knows of no material existing or pending legal proceeding, litigation or claim against us, nor are we involved as a plaintiff in any material existing legal proceeding or pending legal proceeding, litigation or claim.

Yu Chien-Yang, our vice president and a member of our board of directors, was indicted by the Taichung District Prosecutor’s Office of Taichung County, Taiwan (R.O.C.) on May 17, 2013. The indictment in no way involves San Lotus Holding Inc. or any of our subsidiaries and the matters described therein do not include any conduct involving, by, or on behalf of the Company or any of our subsidiaries.

The enforcement actions were brought against seven individuals, including Mr. Yu, alleging violations of Taiwan’s banking and securities laws in connection with disclosure issues related to a single corporate bond issuance. The action predates Mr. Yu’s employment with the Company and is in connection with Mr. Yu’s service at another company, Da Chuang Business Management Consultant Co., Ltd. and its subsidiary, Da Ren International Investments Inc., which had conducted a general solicitation of its corporate bonds to the general public in the year 2010. We do not expect this litigation to have a material effect on our business.

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RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to Item 3.02 of this Current Report on Form 8-K for a description of the recent sales of unregistered securities, which is hereby incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our directors and officers are indemnified as provided by the Nevada corporate law and our bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court’s decision.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Since our inception, there have been no changes in or disagreements with accountants on accounting or financial disclosure.

WHERE YOU CAN FIND MORE INFORMATION

Because we are subject to the requirements of the Securities Exchange Act, we file reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the public reference room maintained by the SEC at its Public Reference Room, located at 100 F Street, N.E. Washington, D.C. 20549.  You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330.  In addition, we are required to file electronic versions of those materials with the SEC through the SEC’s EDGAR system. The SEC also maintains a web site at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.

Item 3.02          Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this report, which is incorporated herein by reference.

The issuance of 30,706,452 shares of our common stock pursuant to a stock purchase agreement, dated September 17, 2013, are exempt from registration pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), as these sales were made outside the U.S. to non-U.S. persons.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy securities. The securities have not been registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an exemption from registration under the Securities Act.

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Item 5.06          Change in Shell Company Status.

Reference is made to the disclosures set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference. As a result of the acquisition of Da Ren International Development Inc., pursuant to the Stock Purchase Agreement entered into on September 17, 2013, we are no longer considered a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), as the Company now has significant non-cash assets.

Item 9.01          Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. Filed herewith are the audited financial statements of Da Ren International Development Inc. for the years ended December 31, 2012 and 2011, and interim unaudited financial statements for the six months ended June 30, 2013 and 2012.

(b)	Pro Forma Financial Information. Filed herewith is the unaudited pro forma financial information of the Company and its subsidiaries.

(d)	Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of September 17, 2013, by and among Green Forest Management Consulting Inc. and Chang Cheng-Sung, Liao Chi-Sheng, Yu Chien-Yang and Da Chuang Business Management Consultant Co., Ltd.*

10.2	Promissory Note, dated as of September 17, 2013, by and among San Lotus Holding Inc., Green Forest Management Consulting Inc., Chang Cheng-Sung, Liao Chi-Sheng, Yu Chien- Yang and Da Chuang Business Management Consulting Co., Ltd.*

10.3	Agreement of Assignment, Assumption and Release, dated as of September 17, 2013 by and among San Lotus Holding Inc., Green Forest Management Consulting Inc., Chang Cheng-Sung, Liao Chi-Sheng, Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd.*

10.4	Cancellation of Promissory Note, dated as of September 17, 2013, by and between San Lotus HoldingInc., Green Forest Management Consulting Inc., Chang Cheng-Sung, Liao Chi-Sheng, Yu Chien-Yang and Da Chuang Business Management Consulting Co., Ltd. *

10.5	Regulation S Stock Purchase Agreement, dated of September 17, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.*

10.6	Appraisal Report of land held by Da Ren International Development Co., Ltd. *

10.7	Land Purchase Contract, dated March 26, 2012, between Da Chuang Business Management Consultant Co., Ltd. and Chang Cheng-Sung (translated from Chinese). *

99.1	Audited financial statements of Da Ren International Development Inc. for the years ended December 31, 2012 and 2011. *

99.2	Unaudited financial statements of Da Ren International Inc. for the periods ending June 30, 2013 and 2012. *

99.3	Unaudited Pro Forma Financial Statements of San Lotus Holding Inc.*

* Previously filed in our Curent Report on Form 8-K dated September 20, 2013 and Amendment No.2 of the Form 8-K dated December 9, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2014	SAN LOTUS HOLDING INC.

	By:	/s/ Chen, Li-Hsing
Chen, Li-Hsing
President and Chairman

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